United States
Securities and Exchange Commission
Washington, D. C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2010

Hawk Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-49864	65-1089222
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

2385 NW Executive Center Drive, Suite 100
Boca Raton, FL  33431
(Address of principal executive offices)  (Zip Code)

(561) 962-2885
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective February 23, 2010, Hawk Systems, Inc. (the “Company”) entered into a consulting agreement (“Consulting Agreement”) with Griffin Enterprises LLC, a Florida limited liability company (“Griffin”).  Under the terms of the Consulting Agreement, Griffin will provide certain consulting and liaison services to the Company in connection with the establishment and implementation of a corporate development growth plan to enable the Company to develop and expand its business both in the private sector as well as the government sector.  The Consulting Agreement has a term of three months ending on May 31, 2010 and provides for monthly compensation payable to Griffin in the amount of $20,000 which first monthly payment is due and payable on or before February 26, 2010.  The remaining payments will be due and payable on the first day of each month beginning on April 1, 2010.

The description of the Consulting Agreement is qualified in its entirety by the full text of the Consulting Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On February 23, 2010, the Board of Directors of the Company approved the termination of an investment banking agreement dated June 4, 2008 (“IB Agreement”), as amended on February 13, 2009 and November 23, 2009, between the Company and Cresta Capital Strategies, LLC (“Cresta”), a FINRA licensed broker-dealer.  The IB Agreement was terminated due to the fact that Cresta’s services were no longer needed.

On June 4, 2008, the Company’s wholly-owned subsidiary, Hawk Biometric Technologies, Inc., a Florida corporation (“Hawk Biometric”) entered into the IB agreement with Cresta which provided for the payment of investment banking fees to Cresta for a period of three years for transactions provided by listed sources as follows:

Equity Financing:  Cash totaling 13% (10% commission, plus 3% non-accountable expense allowance) of proceeds, and warrants equal to 10% of all securities issued or issuable at closing (“Warrant Fee”);

Business combinations:  Cash totaling 13% (10% commission, plus 3% non-accountable expense allowance) of consideration paid (cash and non-cash), and the Warrant Fee; and

Debt Financing: (i) an amount equal to 6% of any and all consideration received by the Company in any debt financing not convertible into equity and a 1% non-accountable expense allowance; (ii) 3% of any revolving credit line; (iii) 2% of any credit enhancement instrument, including on an insured or guaranteed basis; and (iv) 6% of any revenue-producing contract, fee-sharing arrangement, licensing, royalty or similar agreement.

On February 13, 2009, the IB Agreement was amended and extended until February 13, 2010, and provided for the payment of $50,000 to Cresta as a success fee for the completion of the merger transaction between the Company and Hawk Biometric as well as monthly fee of $100,000 for a period of twelve months (“Amendment No. 1”).  We subsequently renegotiated our relationship with Cresta and on November 23, 2009, the Company and Cresta executed a second amendment to the IB Agreement whereby the Company assumed the obligations under the Agreement and which reduced the monthly fee payable to Cresta from $100,000 to $10,000 (“Amendment No. 2”).  The IB Agreement further provided that the term would automatically renew for an additional ninety (90) days unless terminated in writing not less than thirty (30) days prior to the original or any subsequent expiration date.

The description of the IB Agreement is qualified in its entirety by the full text of the IB Agreement, Amendment No. 1 and Amendment No. 2, which were filed as Exhibits 10.4 and 10.5 to the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 19, 2009 and Exhibit 10.1 to the Quarterly Report on Form 10-Q filed with the SEC on November 25, 2009, respectively.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) Compensatory Arrangements of Certain Officers

On February 23, 2010, the Board of Directors of the Company agreed to amend the employment agreement dated May 1, 2009 (the “Agreement”), between the Company and Mr. David Coriaty, a member of the Company’s Board of Directors, effective immediately.

The Agreement previously provided for an annual salary of $780,000 or such other annual rate of compensation as the Board of Directors of the Company may from time to time determine (“Base Salary”), payable in equal monthly installments.   The Board of Directors of the Company and Mr. Coriaty agreed to reduce his Base Salary to $500,000 for the fiscal year ended December 31, 2010.  In addition, Mr. Coriaty agreed to further amend the Agreement to provide for payment of his Base Salary in the following manner: $250,000 per annum in the form of the Company’s common stock, par value $.01, to be paid quarterly to Mr. Coriaty beginning June 30, 2010 and the balance of the $250,000 to be deferred until such time as the Board of Directors and Mr. Coriaty agree otherwise. The terms of the amendment will be subject to compliance with all applicable law. The Company and Mr. Coriaty have not yet entered into a formal written amendment to the Agreement reflecting these new terms.

The description of the Agreement is qualified in its entirety by the full text of the Agreement, which was filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed with the SEC on August 19, 2009.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits. The following exhibits are filed pursuant to Item 1.01, Item 1.02 and Item 5.02:

10.1	Consulting Agreement by and between Hawk Systems, Inc. and Griffin Enterprises LLC dated February 23, 2010.*

10.2
Exclusive Investment Banking Agreement, dated as of June 4, 2008, by and between Hawk Biometric Technologies, Inc., and Cresta Capital Strategies, LLC (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 19, 2009).

10.3
Letter Agreement amending Exclusive Investment Banking Agreement, dated February 13, 2009, by and between Hawk Biometric Technologies, Inc., and Cresta Capital Strategies, LLC (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 19, 2009).

10.4
Amendment No. 2 to the Exclusive Investment Banking Agreement, dated November 23, 2009, by and between Hawk Systems, Inc., and Cresta Capital Strategies, LLC incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 25, 2009).

10.5
Employment Agreement between Hawk Systems, Inc. and David Coriaty dated May 1, 2009 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 19, 2009).

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hawk Systems, Inc.

Date:	March 1, 2010		/s/ Michael Diamant
		By:	Michael Diamant, Chief Executive Officer

EXHIBIT INDEX

10.1	Consulting Agreement by and between Hawk Systems, Inc. and Griffin Enterprises LLC dated February 23, 2010.*

10.2
Exclusive Investment Banking Agreement, dated as of June 4, 2008, by and between Hawk Biometric Technologies, Inc., and Cresta Capital Strategies, LLC (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 19, 2009).

10.3
Letter Agreement amending Exclusive Investment Banking Agreement, dated February 13, 2009, by and between Hawk Biometric Technologies, Inc., and Cresta Capital Strategies, LLC (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 19, 2009).

10.4
Amendment No. 2 to the Exclusive Investment Banking Agreement, dated November 23, 2009, by and between Hawk Systems, Inc., and Cresta Capital Strategies, LLC incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 25, 2009).

10.5
Employment Agreement between Hawk Systems, Inc. and David Coriaty dated May 1, 2009 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 19, 2009).

* Filed herewith.